May 22, 2026

World Acceptance Corporation
104 South Main Street, Suite 400
Greenville, South Carolina 29601
Attention: John L. Calmes, Jr., CFO

Re: Consent and Limited Modification to Fixed Charge Ratio

Ladies and Gentlemen:

Reference is hereby made to the Revolving Credit Agreement dated as of July 22, 2025 (as the same may be amended, modified, restated or supplemented from time to time pursuant to the terms thereof, the “Credit Agreement”), by and among WORLD ACCEPTANCE CORPORATION, a South Carolina corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of Montreal (“BMO”), as Administrative Agent and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

Pursuant to Section 8.7(b) of the Credit Agreement, the Borrower and its Restricted Subsidiaries are required to maintain a Net Income Available for Fixed Charges to Fixed Charges ratio of not less than 2.25 to 1.0 for each fiscal quarter (the “Financial Covenant”). The Borrower has requested a limited modification of the Financial Covenant, such that, the Financial Covenant shall not be less than: (i) 2.20 to 1.0 as of the fiscal quarter ending March 31, 2026, (ii) 2.10 to 1.0 as of the fiscal quarter ending June 30, 2026 and (iii) 2.15 to 1.0 as of the fiscal quarter ending September 30, 2026. Commencing with the fiscal quarter ending December 31, 2026, the Financial Covenant for such fiscal quarter, and all fiscal quarters thereafter, shall be not less than 2.25 to 1.0, without regard to the limited modification set forth in this letter.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrative Agent and the Required Lenders hereby consent to the modification of the Financial Covenant for each fiscal quarter ended March 31, 2026, June 30, 2026 and September 30, 2026. Except for the consent set forth herein, the Credit Agreement remains in full force and effect in accordance with its current terms.

This letter agreement shall be effective upon (a) the Administrative Agent’s receipt of a copy of this letter agreement duly executed by the Administrative Agent, the Borrower, and the Required Lenders; and (b) the Borrower having paid to the Administrative Agent, for the ratable benefit of the Applicable Lenders (as defined below), a consent fee (the “Consent Fee”) in an amount equal to 0.03% of the aggregate Commitments of the Applicable Lenders as of the date of this letter agreement. As used herein, “Applicable Lender” means each Lender that has delivered an executed counterpart of this letter agreement to the Administrative Agent prior to 5:00 p.m., Chicago time, on May 21, 2026 (or such later date and time specified by the Borrower and notified in writing to the Lenders by the Administrative Agent). For the avoidance of doubt, 2 the Consent Fee shall be due and payable in full on the date hereof, fully earned when due, and non-refundable when paid.

In order to induce the Administrative Agent and the Required Lenders to enter into this letter agreement, Borrower represents and warrants to Administrative Agent and Lenders that (i) after giving effect to this letter agreement, no Event of Default exists and is continuing under the Credit Agreement, and (ii) the representations and warranties contained in the Credit Agreement and in all other Loan Documents are true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of the date hereof, except to the extent the same expressly relate to an earlier date (in which case, the same remain true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of such earlier date).

This letter agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this letter agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of an executed counterpart of a signature page of this letter agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of letter agreement. The Borrower hereby agrees to pay on demand all costs and expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this letter agreement and the transactions contemplated hereby, including the fees and expenses of counsel to the Administrative Agent. The provisions contained in Sections 12.17 (Governing Law) and 12.24 (Submission to Jurisdiction; Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety, except with reference to this letter agreement rather than the Credit Agreement.

[Signature Page to Follow]

This letter agreement is entered into as of the date and year first above written.

Bank of Montreal, as Administrative Agent,
Collateral Agent and Lender
By______________________________
Name____________________________
Title_____________________________

Accepted and agreed to as of the date and year first above written.

“Borrower”

World Acceptance Corporation
By_______________________________
Name: John L. Calmes, Jr.
Title: Executive Vice President, Chief
Financial & Strategy Officer, and Treasurer

Axos Bank, as a Lender
By___________________________________
Name: ________________________________
Title: _________________________________

First Horizon Bank, as a Lender
By___________________________________
Name: ________________________________
Title: _________________________________

Texas Capital Bank, National Association,
as a Lender
By___________________________________
Name: ________________________________
Title: _________________________________

SouthState Bank, N.A., as a Lender
By___________________________________
Name: ________________________________
Title: _________________________________

Wells Fargo Bank, National Association,
as a Lender

By___________________________________
Name: ________________________________
Title: _________________________________